Short-term Investments	12 Months Ended
Dec. 31, 2025
Short-term Investments
Short-term Investments
4.	Short-term Investments

Short-term Investments consist of the following:

	As of December 31,
	2024	2025
	RMB	RMB
Held-to-maturity investments	1,027,846	23,032
Investments under fair value option	584,773	507,636
Total	1,612,619	530,668

As of December 31, 2024 and 2025, the maturity dates for the held-to-maturity investments and investments under fair value option were within one year. Held-to-maturity investments were mainly deposits in commercial banks with maturities less than one year and wealth management products issued by commercial banks and other financial institutions for which the Group has the positive intent and ability to hold those securities to maturity. For the years ended December 31, 2023, 2024 and 2025, the unrealized gains on investments under fair value option were RMB 12,029, RMB2,223 and RMB2,034, respectively.